                                                                Exhibit 10.9














                            LONG-TERM INCENTIVE PLAN

                                       OF

                              PORT FINANCIAL CORP.
















                       Adopted on _______________, 2000
                        Effective as of January 1, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----


1.   General Purpose of Plan...................................................1
     -----------------------

2.   Definitions...............................................................1
     -----------

     (a)    "Affiliate" .......................................................1
     (b)    "Bank".............................................................1
     (c)    "Board"............................................................1
     (d)    "Change in Control"................................................1
     (e)    "Code".............................................................3
     (f)    "Committee"........................................................3
     (g)    "Company"..........................................................3
     (h)    "Disability" ......................................................3
     (i)    "Disinterested Board Member" ......................................3
     (j)    "Effective Date"...................................................3
     (k)    "Eligible Employee"................................................3
     (l)    "Employer" ........................................................3
     (m)    "ERISA"............................................................3
     (n)    "GAAP" ............................................................3
     (o)    "Performance Award" ...............................................3
     (p)    "Performance Goal" ................................................3
     (q)    "Performance Period" ..............................................3
     (r)    "Performance Unit".................................................3
     (s)    "Plan" ............................................................3
     (t)    "Plan Year" .......................................................4
     (r)    "Retirement" ......................................................4
     (s)    "Share" ...........................................................4

3.   Eligibility...............................................................4
     -----------

     (a)    In General.........................................................4
     (b)    Performance Periods Ending After December 31, 2001.................4
     (c)    Performance Periods Ending On or Before December 31, 2001..........4

4.   Administration............................................................4
     --------------

     (a)    Committee..........................................................4
     (b)    Committee Action...................................................4
     (c)    Committee Responsibilities.........................................4

5.   Performance Goals.........................................................5
     -----------------

     (a)(i) Performance Periods Ending After December 31, 2001.................5
        (ii)Performance Periods Ending On or Before December 31, 2001..........5
     (b)    Criteria for Performance Goals.....................................5
     (c)    Adjustment of Performance Goals....................................6

6.   Performance Awards; Performance Units.....................................6
     -------------------------------------

     (a)    Performance Awards.................................................6


     (b)    Performance Units..................................................6

7.   Payment of Performance Awards.............................................6
     -----------------------------
     (a)    Payment of Awards..................................................6
     (b)    Termination of Service.............................................6
     (c)    Substitution of Shares for Units...................................6

8.   Amendment and Termination.................................................7
     -------------------------

     (a)    Termination........................................................7
     (b)    Amendment..........................................................7

9.   Miscellaneous.............................................................7
     -------------

     (a)    Status as an Employee Benefit Plan.................................7
     (b)    No Right to Continued Employment...................................7
     (c)    Construction of Language...........................................7
     (d)    Governing Law......................................................8
     (e)    Headings...........................................................8
     (f)    Non-Alienation of Benefits.........................................8
     (g)    Taxes..............................................................8
     (h)    Notices............................................................8

            (i)   Required Regulatory Provision................................8
                  -----------------------------

                           LONG-TERM INCENTIVE PLAN
                           ------------------------

                                      OF
                                      --

                             PORT  FINANCIAL CORP.
                             ---------------------


 1.  General Purpose of Plan.
     -----------------------

     The purpose of the Long-Term Incentive Plan of Port Financial Corp. (the "Plan") is to promote the growth and profitability of the Company, to provide certain key officers of the Company and its Affiliates with an incentive to achieve business objectives, to attract and retain individuals of outstanding competence and to provide a means of compensating such individuals for their contributions to the Company in a manner which permits such compensation to be deductible by the Company for federal income tax purposes.

 2.  Definitions.
     -----------

     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member determined in accordance with section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and (e)(3)(C) or
(ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with section 414(c) of the Code and the regulations issued thereunder.

     (b) "Bank" means Cambridgeport Bank and any successor thereto.

     (c) "Board" means the board of directors of the Company.

     (d) "Change in Control" means any of the following events:

          (i) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

              (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

              (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

          (iii)  a complete liquidation or dissolution of the Company;

          (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                 (A) individuals who were members of the Board of Directors of the Company on the date of this Agreement; or

                 (B) individuals who first became members of the Board of Directors of the Company after the date of this Agreement either:

                      (1) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                      (2) upon election by the shareholders of the Board of Directors of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company; or

          (v)    any event which would be described in section 2(d)(i), (ii),
     (iii) or (iv) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2(d), the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.




          (e)    "Code" means the Internal Revenue Code of 1986, as amended.

          (f)    "Committee" means the Committee described in Section 4.

          (g)    "Company" means Port Financial Corp. and any successor thereto.

          (h) "Disability" means a condition of total incapacity, mental or physical, preventing further performance of duty with the Company and the Bank which the Committee shall have deter mined, on the basis of competent medical evidence, is likely to be permanent.

          (i)    "Disinterested Board Member" means a member of the Board who
(i) is not a current employee of the Company or a subsidiary thereof, (ii) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (iii) is not currently and has not been an officer of the Company or a subsidiary thereof, (iv) does not receive consideration or remuneration from the Company or any subsidiary thereof, either directly or indirectly, in any capacity other than as a director and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. A Disinterested Board Member shall be an "outside director" as such term is defined under section 162(m) of the Code.

          (j)    "Effective Date" means January 1, 2000.

          (k) "Eligible Employee" means an employee of the Company, the Bank or any Affiliates thereof whom the Committee selects to be eligible to receive a Performance Award pursuant to the Plan.

          (l) "Employer" means the Company, the Bank, any Affiliates, and, with the prior approval of the Board and subject to such terms and conditions as may be imposed by the Board, any other corporation or other business organization or institution.

          (m) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          (n)    "GAAP" means Generally Accepted Accounting Principals.

          (o)    "Performance Award" means  an award of Performance Units.

          (p) "Performance Goal" means the preestablished, objective performance goal or goals determined in accordance with section 5(a).

          (q) "Performance Period" means a period of three (3) consecutive Plan Years or such other period as the Committee, in its discretion, may determine.

          (r) "Performance Unit" means a unit of measure which is used to compute the amount of a Performance Award, the value of which is preestablished by the Committee and may be variable depending on the extent of achievement of relevant Performance Goals.

          (s) "Plan" means the Long-Term Incentive Plan of Port Financial Corp., as amended from time to time, and may be referred to as the "Long-Term Incentive Plan of Port Financial Corp."

          (t)    "Plan Year" means the calendar year.

          (r) "Retirement" means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank.

          (s) "Share" means a share of common stock, par value $.01 per share, of Port Financial, Corp. or any successor thereto.

 3.       Eligibility.
          -----------

          (a)   In General.   An individual who is a key employee of the
Employer or any of its subsidiaries shall be eligible to be considered for a Performance Award under this Plan. An individual who is an Eligible Employee in one Plan Year may be excluded from participation in a subsequent year at the discretion of the Committee.

          (b)   Performance Periods Ending After December 31, 2001.   Except as
provided in section 3(c), no later than 90 days (or such other period prescribed under Section 162(m) of the Code and the regulations thereunder) after the beginning of each Plan Year, the Committee shall determine which individuals shall be Eligible Employees for the Performance Period that begins in such Plan Year.

          (c) Performance Periods Ending On or Before December 31, 2001. Not later than March 31, 2000, the Committee shall determine which individuals shall be Eligible Employees for the Performance Periods ending December 31, 2000 and December 31, 2001.

 4.       Administration.
          --------------

          (a)   Committee.   The Plan shall be administered by a Committee
consisting of the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

          (b)   Committee Action.   The Committee shall hold such meetings, and
may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Employer and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

          (c)   Committee Responsibilities.   Subject to the terms and
conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be re sponsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                (i) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan;

                (ii) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                (iii) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

 5.       Performance Goals.
          -----------------

          (a)(i) Performance Periods Ending After December 31, 2001. Except as provided in section 5(a)(i), the Committee shall establish, during the first 90 days of each Plan Year (or such other period specified in section 162(m) of the Code and any regulations thereunder), a Performance Goal or Performance Goals for each Eligible Employee based on one or more of the criteria set forth in section 5(b).

          (ii) Performance Periods Ending On or Before December 31, 2001. Prior to March 31, 2000, the Committee shall establish the Performance Goal or Performance Goals for each Eligible Employee for the Performance Periods ending December 31, 2000 and December 31, 2001.

          (b) Criteria for Performance Goals. The Performance Goals for a Plan Year shall be based on one or more of the following criteria:

                  (1)    Basic earnings per common share,
                  (2)    Basic cash earnings per common share,
                  (3)    Diluted earnings per common share,
                  (4)    Diluted cash earnings per common share,
                  (5)    Net income,
                  (6)    Cash earnings,
                  (7)    Net interest income,
                  (8)    Non-interest income,
                  (9) General and administrative expense to average assets ratio
                  (10) Cash general and administrative expense to average assets ratio,
                  (11)   Efficiency ratio,
                  (12)   Cash efficiency ratio,
                  (13)   Return on average assets,
                  (14)   Return on average stockholders' equity,
                  (15)   Cash return on average stockholders' equity,
                  (16)   Return on average tangible stockholders' equity,

                  (17)   Cash return on average tangible stockholders' equity.

The Performance Goals may be based on the performance of the Company and the Bank in the absolute or in relation to peer institutions designated by the Committee. Those Performance Goals which have meanings ascribed to them by GAAP, shall have the meanings assigned to them under GAAP as in effect and applied to the Company and the Bank on the date on which the Performance Goals are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash earnings or cash returns shall refer to or be calculated based upon net income plus non-cash charges for goodwill amortization and amortization relating to employee stock ownership plans and restricted stock plans and related tax benefits. Performance Goals based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash amortization expenses related to employee stock ownership plans and restricted stock plans.

          (c) Adjustment of Performance Goals. Once established, the Performance Goals for a particular Plan Year shall not be changed or adjusted during such Plan Year, unless the Committee determines that such Performance Goal shall be adjusted to decrease or eliminate the amount of an Eligible Employee's Performance Award due to external changes or other unanticipated business conditions; provided, however, that any such change or adjustment shall
                     --------  -------
comply with the requirements of Section 162(m) of the Code and any regulations thereunder.

 6.       Performance Awards; Performance Units.
          -------------------------------------

          (a) Performance Awards. An Eligible Employee shall be entitled to receive a Performance Award pursuant to this Plan to the extent that the preestablished Performance Goal determined by the Committee is satisfied. No Performance Award to an Eligible Employee may exceed $600,000.

          (b) Performance Units. A Performance Award shall consist of one or more Performance Units. Each Performance Unit shall represent the right to receive a payment in the amount of $1,000 upon the achievement of the Performance Goal(s) established for the relevant Performance Period. If determined by the Committee in its discretion, a Performance Unit may also represent the right to receive an amount that is less than or more than $1,000 upon achievement that falls short of or exceeds the established Performance Goal(s) for a Performance Period by prescribed tolerances.

 7.       Payment of Performance Awards.
          -----------------------------

          (a) Payment of Awards. As soon as practicable following the last day of each Plan Year, the Committee shall determine the extent of achievement of the Performance Goal(s) established for the Performance Period ended in such Plan Year, the value (if any) of each Performance Unit awarded for such Performance Period and the value of each Performance Award and shall certify all such determinations in writing. Each such Performance Award shall be paid in the form and manner determined by the Committee, as soon as practicable after the Committee determines the amount of such Performance Award.

          (b) Termination of Service. An Eligible Employee who terminates employment with the Employer during any Plan Year or following the end of any Plan Year, but prior to the payment of a Performance Award earned for such Plan Year, shall forfeit any right to receive such

Performance Award; provided, however, that if such termination occurs after the
                   --------  -------
end of the Plan Year to which the Performance Award relates and such termination is due to death, Disability, Retirement or a Change in Control, then, in such case and only in such case, such Performance Award shall not be forfeited and shall be paid as if no termination of service had occurred. In the event of a termination of employment with the Employer due to a Change in Control, such Performance Award shall be paid on the date of the Change in Control.

          (c) Substitution of Shares for Units. Notwithstanding anything in this Plan to the contrary, the Committee shall have the right, in its sole and absolute discretion, to substitute options to purchase Shares and awards of restricted Shares for Performance Units hereunder, subject to the following terms and conditions:

          (i) any such substitution shall be effected by written notice to the Eligible Employee given on or before the date on which a cash payment in settlement of the Performance Units would otherwise be paid;

          (ii) an option to purchase a Share shall be valued at $2.60 and an award of a Restricted Share shall be valued at $7.00, such that an award of 142.86 restricted Shares or options to purchase 384.62 Shares shall provide full substitution for each Performance Unit;

          (iii) options to purchase Shares and/or awards of restricted Shares granted in substitution for Performance Units shall vest within five (5) years after the first day of the Performance Period for which the substitution is to be effected;

          (iv) the exercise price per Share of any options granted in substitution for Performance Units shall be no greater that the Fair Market Value of a Share on the date the substitution is effected, and the acquisition price per Share of Shares subject to any restricted stock award shall not exceed the par value of a Share.

The substitution of options or restricted stock awards shall result in the cancellation of an appropriate number of Performance Units without payment therefor.

 8.       Amendment and Termination.
          -------------------------

          (a)     Termination.   The Board may suspend or terminate the Plan in
whole or in part at any time by giving written notice of such suspension or termination to the Committee.

          (b)     Amendment.   The Board may amend or revise the Plan in whole
or in part at any time; provided, however, that, to the extent required to
                        --------  -------
comply with Section 162(m) of the Code and any regulations thereunder, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the affirmative vote of a majority of the votes cast by the shareholders of the Company at a meeting duly called and held for such purpose.

 9.       Miscellaneous.
          -------------

          (a) Status as an Employee Benefit Plan. This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional require ments for an "employee benefit plan" under section 3(3) of ERISA. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of ERISA. The Plan shall be construed and administered so as to effectuate this intent.

          (b)     No Right to Continued Employment.   Neither the establishment
of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Employee any right to a continuation of his or her position as an employee of the Employer. The Employer reserves the right to dismiss any Eligible Employee or otherwise deal with any Eligible Employee to the same extent as though the Plan had not been adopted.

          (c)     Construction of Language.   Whenever appropriate in the Plan,
words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section number shall refer to a section of this Plan unless otherwise indicated.

          (d)     Governing Law.   The Plan shall be construed, administered and
enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

          (e)     Headings.   The headings of sections are included solely for
convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

          (f)     Non-Alienation of Benefits.   The right to receive a benefit
under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

          (g)     Taxes.   The Employer shall have the right to deduct from all
amounts paid by the Employer as a Performance Award under the Plan any taxes required by law to be withheld with respect to such award.

          (h)     Notices.   Any communication required or permitted to be given
under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (i)  If to the Committee:

                       Port Financial Corp.
                       c/o Cambridgeport Bank
                       689 Massachusetts Avenue
                       Cambridge, Massachusetts 02139
                       Attention:  Corporate Secretary
                                   -------------------

                  (ii) If to an Eligible Employee, to the Eligible Employee's address as shown in the Employer's records.

          (i)     Required Regulatory Provision. Notwithstanding anything herein
                  -----------------------------
contained to the contrary, any payments pursuant to this Plan, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act and any regulations promulgated thereunder.